REVENUE AND COST OF SALES (Details1) - USD ($)	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Production costs	$ 4,987,000	$ 0	$ 10,834,000	$ 0
Stand-by and ramp-up costs	0	554,000	0	800,000
Depreciation and depletion	481	463	940	926
Total cost	$ 5,468,000	$ 1,017,000	$ 11,774,000	$ 1,726,000